Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco Oppenheimer V.I. Global Strategic Income Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Hemant Baijal	Portfolio Manager (lead)	2019 (predecessor fund 2018)
Christopher (Chris) Kelly	Portfolio Manager	2019 (predecessor fund 2017)”

O-VIGLSI-SUMPRO SUP 062119